Exhibit 10.75

Supplementary Agreement

Party A (the Lender): Beijing Ambow Shengying Education and Technology Co., Ltd.

Party B (the Borrower): Suzhou Zhixinliren Investments Co., Limited

(Collectively as the “Parties”)

WHEREAS,

The Parties signed a loan agreement on April 5, 2017 and Party A agreed to provide a one-year interest-free loan of RMB 42,000,000 to Party B. After the signing of the loan agreement, Party A provided RMB 42,677,000 to Party B as the actual principal.

NOW THEREFORE, the parties agree as follows:

1.	The Parties agree to extend the term of such loan for additional year through April 4, 2019.

2.	All other terms of the Agreement shall remain valid and in full force and effect.

3.	This Supplementary Agreement shall come into force on the date of seal or signature by both parties.

4.	This Supplementary Agreement is signed by two copies. Each party holds one copy.

PARTY A: Beijing Ambow Shengying Education and Technology Co., Ltd.

Authorized Representative:
Signature:	/s/
Date: March 7, 2018

Party B: Suzhou Zhixinliren Investments Co., Limited
Authorized Representative:
Signature:	/s/
Date: March 7, 2018